Exhibit 10.56

9th June 2016

Eric Schwartz
Koningslaan 26 II, III and IV
Amsterdam
NETHERLANDS

Dear Eric

Reference is made to your International Long Term Assignment letter dated 21 May 2013 (”Letter”) and your contract of employment with Equinix EMEA B.V. dated 7 August 2013, which took effect on 1 July 2013.

With effect of the date of this letter, we agree to the following changes regarding these arrangements between you and Equinix:

- the term of the Letter shall be extended for a period of 3 years until 30 June 2019;

- the reference in the Letter to a cost of living allowance (COLA) remains fixed for the period, despite any periodic review that Equinix undertakes regarding applicable COLA from time to time; and

- clause 1.3 of your contract of employment shall be amended so that the reference to 31 July 2018 shall now refer to 31 August 2019.

All other terms and conditions of the Letter and your contract of employment remain the same.

With kind regards.

Yours sincerely

/s/ Steve Smith

Steve Smith
CEO
Equinix, Inc.

Acknowledged and agreed by Eric Schwartz

Signature
/s/ Eric Schwartz

Date
9 June 2016

Acknowledged and agreed by Equinix EMEA B.V.

_/s/ Peter Waters___________________
Signature

Peter Waters______________________
Name

Director_________________________
Title

9 June 2016_________________________
Date

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